GLOBAl MACRO STRATEGY FUND CLASS A shares: PEGAX CLASS I shares: PEGMX 1-866-CMG-9456 www.cmgmutualfunds.com

Summary Prospectus August 29, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 29, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.cmgmutualfunds.com/prospectuses. You can also obtain these documents at no cost by calling 1-866-CMG-9456 or by sending an email request to OrderCMGFunds@geminifund.com.

Investment Objective: The Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 33 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	2.28%	2.28%
Acquired Fund Fees and Expenses(1) (2)	0.02%	0.02%
Total Annual Fund Operating Expenses	3.55%	3.30%
Fee Waiver (3)	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.30%	3.05%
(1)	Based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies; i.e., mutual funds, closed-end funds and exchange traded funds (ETFs) (collectively, "Underlying Funds"). The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	Management fee payable to the adviser under the Advisory Agreement is 1.00% for both the Class A and Class I shares. However, the adviser has contractually agreed to waive a portion of its management fee (0.25%) for both Class A and Class I shares until at least, August 31, 2017.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$889	$1,579	$2,290	$4,158
Class I	$308	$992	$1,700	$3,578

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year the portfolio turnover rate was 0%.

Principal Investment Strategies: The Fund’s adviser seeks to achieve the Fund’s investment objective primarily through two principal strategies:

  Global Macro Strategy investing in foreign currency, equity index and government bond-linked securities, funds, and/or derivatives
  Fixed Income Investment Strategy

Under normal circumstances, the Fund will invest at least 40% of its assets in securities issued by companies domiciled outside of the United States, from a minimum of three countries.

These primary strategies are intended to generate capital appreciation from the Global Macro Strategy and returns from interest income on fixed income securities. The Global Macro strategy is designed to capture returns related to trends in currency exchange rates, equity indices and government bonds by investing primarily in securities of domestic and foreign (i) limited partnerships, (ii) limited liability companies, (iii) pooled investment vehicles, (iv) Underlying Funds including: (a) currency-, equity, government bond-linked exchange traded funds (“ETF”s) and (b) currency-, equity, government bond-linked mutual funds, and/or (v) currency, equity, government bond forward, futures and swap contracts. Each Underlying Fund invests according to its own manager's global macro sub-strategy by investing primarily in one or a combination of foreign currency denominated (i) fixed income securities, (ii) futures contracts, (iii) forward contracts or (iv) spot contracts, equity index futures contracts and government bond futures contracts. The Global Macro strategy uses multiple factors and quantitative techniques to analyze macroeconomic and financial indicators to determine long and short positions in currencies equity indices and government bonds. The adviser expects that by applying the Global Macro strategy, which analyzes macroeconomic and financial factors including relative interest and inflation rates, this strategy will identify currency, equity and government bond investments that will generate consistent positive absolute returns.

The Fund invests in a variety of investment grade fixed income securities. The Fund defines fixed income securities to include: (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) ETFs and mutual funds that each invest primarily in investment grade fixed income securities, (vi) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies, or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, and (vii) other evidences of indebtedness. The Fund defines investment grade fixed income securities as those rated, at the time of purchase, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined to be of comparable quality. The Fund’s fixed income strategy is designed to generate interest income, capital appreciation and to diversify returns from those of the global macro strategy.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

  Credit Risk – Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due.
  Currency Risk – If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
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  Derivatives Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
  Fixed-Income Risk – When the Fund invests in fixed-income, the value of your investment in the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers will also harm performance.
  Foreign Emerging Market Risk – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
  Foreign Exposure Risk – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  Foreign Investment Risk – The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.
  Futures Risk – The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage Risk – The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.
  Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.
  Management Style Risk – The Adviser's judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect. The Adviser's judgments about the investment management skill of the Sub-Adviser may prove to be incorrect.
  Non-Diversification Risk – As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Short Position Risk – If a security sold short or other instrument increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.
  Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Underlying Funds Risk – Underlying Funds in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund.

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Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Investment Adviser: CMG Capital Management Group, Inc.

Investment Adviser Portfolio Managers: PJ Grzywacz, President of CMG Capital Management Group Inc. and Michael Hee, Head of Due Diligence and Investment Research at CMG Capital Management Group Inc., have each served the Fund as a portfolio manager since August 2015.

Purchase and Sale of Fund Shares: For Class A shares, the minimum initial investment is $5,000 for all accounts and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment is $15,000 for all accounts and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.